Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of August 22, 2017, is made by and among Commerce Union Bancshares, Inc., a Tennessee corporation (the “Company”), and the Purchasers listed on Exhibit A hereto, together with their permitted transferees (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS:

A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

B. The Purchasers desire to purchase and the Company desires to sell, upon the terms and conditions stated in this Agreement, 1,137,000 shares of Common Stock.

C. The capitalized terms used herein and not otherwise defined have the meanings given them in Article 7.

AGREEMENT

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers (severally and not jointly) hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF SECURITIES

1.1    Purchase and Sale of Securities. At the Closing, the Company will issue and sell to each Purchaser, and each Purchaser will, severally and not jointly, purchase from the Company, the number of shares of Common Stock (the “Shares”) set forth opposite such Purchaser’s name on Exhibit A hereto. The purchase price for each Share shall be $22.00 (the “Purchase Price”).

1.2    Payment. At the Closing, each Purchaser will pay the Purchase Price set forth opposite its name on Exhibit A hereto by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Purchasers not later than 5:00 p.m., Eastern time, on the second Business Day immediately preceding the Closing Date. The Company will instruct its transfer agent to credit each Purchaser (in the name of such Purchaser or its nominees in accordance with its delivery instructions) the number of Shares set forth on Exhibit A (and, upon request, will deliver stock certificates to the Purchasers representing the Shares) against delivery of the Purchase Price on the Closing Date.

1.3    Closing Date. The closing of the transaction contemplated by this Agreement will take place on August 30, 2017 (the “Closing Date”) and the closing (the “Closing”) will be held at the offices of Butler Snow LLP, 150 3rd Avenue South, Suite 1600, Nashville, TN 37201 or at such other time and place as shall be agreed upon by the Company and the Purchasers of a majority in interest of the aggregate Shares.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as specifically contemplated by this Agreement, the Company hereby represents and warrants to each Purchaser and the Placement Agent as of the date hereof and as of the Closing Date that:

2.1    Organization and Qualification.

(a)    The Company is duly incorporated, validly existing and in good standing under the laws of the State of Tennessee, with full corporate power and authority to own, lease and operate its properties and conduct its business as currently conducted as disclosed in the SEC Documents. The Company is duly qualified to do business and is in good standing under the laws of each other jurisdiction in which the nature of the business conducted by it or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to have a Material Adverse Effect.

(b)    Each Subsidiary of the Company is duly incorporated (or organized) and is validly existing as a corporation or other organization (or, in the case of Reliant Bank (the “Bank”), as a state bank) in good standing under the laws of the jurisdiction of its incorporation (or organization), with power and authority to own, lease and operate its properties and conduct its business as disclosed in the SEC Documents. Each Subsidiary is duly qualified as a foreign corporation (or other organization) to do business and is in good standing under the laws of each other jurisdiction in which the nature of the business conducted by it or property owned or leased by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to have a Material Adverse Effect. The Company does not own, directly or indirectly, any corporation, association or other entity other than the Subsidiaries listed in Exhibit 21.1 to the Company’s most recent Annual Report filed on Form 10-K.

2.2    Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the Transactions and to issue the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the Transactions have been duly authorized by the Company’s Board of Directors (or a duly appointed and authorized committee thereof) and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required in connection with the same. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

2.3    Capitalization. The authorized capital stock of the Company, as of August 21, 2017, consisted of 30,000,000 shares of Common Stock, $1.00 par value per share, of which 7,871,382 shares were issued and outstanding as of August 21, 2017, and 10,000,000 shares of Preferred Stock, $1.00 par value per share, none of which is outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized, validly issued, fully paid, and nonassessable and have been issued and sold in compliance with all federal and state securities laws. None of the outstanding shares of Common Stock were issued and sold in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its Subsidiaries other than those described in the SEC Documents. The descriptions of the Company’s equity incentive plans, and the equity awards granted thereunder, set forth in the SEC Documents accurately and fairly present the information required to be shown with respect to such plans and awards under applicable law. The Company’s Amended and Restated Charter, as amended (the “Charter”), as in effect on the date hereof, and the Company’s Amended and Restated Bylaws (the “Bylaws”) as in effect on the date hereof, are each filed as exhibits to the SEC Documents and, except as disclosed in or contemplated by the SEC Documents, no amendment or modification of either the Charter or the Bylaws has been approved by, or has been presented to, the shareholders or the Board of Directors of the Company. Except as disclosed in the SEC Documents, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares.

2.4    Issuance of Securities. The offer and sale of the Shares have been duly and validly authorized and, upon issuance and sale to the Purchasers in accordance with the terms of this Agreement, the Shares will be duly and validly issued, fully paid and non-assessable and will not be subject to preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other Person.

2.5    Compliance with Laws.

(a)    The Company and each Subsidiary of the Company has been and is in compliance with all applicable laws, rules and regulations (including, without limitation, all applicable regulations and orders of, or agreements with, the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation (“FDIC”), the Tennessee Department of Financial Institutions, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act (“CRA”), the Home Mortgage Disclosure Act, all other applicable fair lending laws or other laws relating to discrimination, Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), the Currency and Foreign Transactions Reporting Act, and the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or body), except where failure to be so in compliance would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b)    The Company and the Bank have no knowledge of any facts and circumstances, and have no reason to believe that any facts or circumstances exist, that could cause the Bank (i) to be deemed not to be in satisfactory compliance with the CRA and the regulations promulgated thereunder or to be assigned a CRA rating by federal or state banking regulators of lower than “satisfactory”, or (ii) to be deemed to be operating in violation, in any material respect, of the Bank Secrecy Act of 1970 (or otherwise known as the “Currency and Foreign Transactions Reporting Act”), the USA PATRIOT Act, or any order issued with respect to the Money Laundering Laws.

(c)    Since December 31, 2013, the Company, the Bank and each of their respective Subsidiaries have filed all material reports, registrations and statements, together with any required amendments thereto, that they were required to file with the Federal Reserve, the FDIC, and any other applicable federal or state securities or banking authorities. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports complied in all material respects with all the rules and regulations promulgated by the Federal Reserve, the FDIC, and any other applicable federal or state securities or banking authorities, as the case may be.

(d)    As of June 30, 2017, each of the Company and the Bank met or exceeded the standards necessary to be considered “well capitalized” under the Federal Reserve’s definition and under the FDIC’s regulatory framework for prompt corrective action, respectively.

(e)    None of the Company, the Bank or any of their respective Subsidiaries is a party or subject to any formal or informal agreement, memorandum of understanding, consent decree, cease-and-desist order, order of prohibition or suspension, written commitment, supervisory agreement or other written statement as described under 12 U.S.C. 1818(u) with, or order issued by, or has adopted any board resolutions at the request of, the Federal Reserve, the FDIC, or any other bank regulatory authority that imposes any restrictions or requirements not generally applicable to bank holding companies or commercial banks, nor has the Company, the Bank or any of their respective Subsidiaries been advised by any bank regulatory authority that it is considering issuing, initiating, ordering, or requesting any such agreement, memorandum of understanding, consent decree, cease-and-desist order, order of prohibition or suspension, written commitment, supervisory agreement or other written statement.

(f)    Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Bank and each of its Subsidiaries has properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents, applicable federal and state law and regulation and common law. Neither the Bank nor any of its Subsidiaries or any of their respective directors, officers or employees has committed any breach of trust or fiduciary duty with respect to any such fiduciary account that could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. Except as would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect, the accountings for each such fiduciary account are true and correct and accurately reflect the assets of such fiduciary account.

(g)    The deposit accounts of the Bank are insured by the FDIC up to the legal maximum, the Bank has paid all premiums and assessments required by the FDIC and its regulations and no proceeding for the termination or revocation of such insurance is pending or, to the knowledge of the Company, threatened.

2.6    No Conflicts; Government Consents; No Defaults and Permits.

(a)    The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Transactions will not (i) conflict with or result in a violation of any provision of its Charter or Bylaws or the organizational documents of any of its Subsidiaries or require the approval of the Company’s shareholders, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture, mortgage, deed of trust, loan agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, United States federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject, including, without limitation, the rules and regulations of Nasdaq) applicable to the Company, except in the case of clauses (ii) and (iii) only, for such conflicts, breaches, defaults, and violations as would not reasonably be expected to have a Material Adverse Effect.

(b)    The Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and sell the Shares in accordance with the terms hereof, other than such as have been made or obtained, and except for the registration of the resale of the Shares under the Securities Act pursuant to Section 6 hereof, any filings required to be made under federal or state securities laws, and any required filings or notifications regarding the issuance or listing of additional shares with Nasdaq, which filings and/or notifications will be made prior to Closing or if permitted by such laws in the prescribed period after Closing.

(c)    Neither the Company nor any Subsidiary is (i) in violation of its Charter, Bylaws, or other organizational documents, (ii) in violation of any statute, law, rule, regulation, order, or decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or (iii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except, in the case of clauses (ii) and (iii), where any such violation or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(d)    The Company and each of its Subsidiaries has all franchises, permits, licenses, and any similar authority (collectively, “Permits”) necessary for the conduct of its business as now being conducted by it and as currently proposed to be conducted as disclosed in the SEC Documents, except for any such franchise, permit, license or similar authority, the lack of which would not reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary is in compliance in all material respects with the terms and conditions of all such Permits and all such Permits are valid and in full force and effect. Neither the Company nor any of its Subsidiaries has received any written notice of any proceeding relating to revocation or modification of any such franchise, permit, license, or similar authority except where such revocation or modification would not reasonably be expected to have a Material Adverse Effect.

2.7    SEC Documents; Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC since January 1, 2016, pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”), except as specifically noted and described in the Company’s proxy statement filed with the SEC on April 19, 2017. The Company is eligible to register its Common Stock for resale using Form S-3 promulgated under the Securities Act. True and complete copies of the SEC Documents are available through the SEC’s website at www.sec.gov. As of their respective dates (or if amended or superseded by a filing prior to the date hereof, as of the date of such filing), the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (or if amended or superseded by a filing prior to the date hereof, as of the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the Financial Statements and the related notes complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Financial Statements and the related notes have been prepared in accordance with accounting principles generally accepted in the United States, consistently applied, during the periods involved (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Reports on Form 10-Q) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). All disclosures contained in the SEC Documents that constitute non-GAAP financial measures (as defined under the Securities Act and the Exchange Act) comply in all material respects with Regulation G and Item 10(e) of Regulation S-K, as applicable. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the SEC as a part of the SEC Documents. All material agreements that were required to be filed as exhibits to the SEC Documents under Item 601 of Regulation S-K (collectively, the “Material Agreements”) to which the Company or any Subsidiary of the Company is a party, or the property or assets of the Company or any Subsidiary of the Company are subject, have been filed as exhibits to the SEC Documents (other than the proposed definitive merger agreement with respect to the acquisition by the Company of Community First, Inc. and its Subsidiaries (the “Community First Acquisition”), and the final and executed version of which will be filed by the Company with the SEC prior to the Closing). All Material Agreements are valid and enforceable against the Company and/or a Subsidiary of the Company, as applicable, in accordance with their respective terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and (ii) as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws. The Company is not in breach of or default under any of the Material Agreements, and to the Company’s knowledge, no other party to a Material Agreement is in breach of or default under such Material Agreement, except in each case, for such breaches or defaults as would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Documents, the Company has not received a notice of termination nor is the Company otherwise aware of any threat to terminate any of the Material Agreements.

2.8    Disclosure Controls and Procedures. Except as disclosed in the SEC Documents, the Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company, including any of its consolidated Subsidiaries, is made known to its chief executive officer and chief financial officer by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, (i) there have been no significant changes in the Company’s internal control over financial reporting (as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal control over financial reporting or (ii) the Company has not been advised of any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its Subsidiaries.

2.9    Accounting Controls. The Company and each of its Subsidiaries has made and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries. Except as disclosed in the SEC Documents, the Company maintains a system of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.10    Absence of Litigation. As of the date hereof, other than as disclosed in the SEC Documents, there is no action, suit, proceeding or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries that if determined adversely to the Company or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect. Neither the Company, any of its Subsidiaries, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty relating to the Company or any of its Subsidiaries other than as disclosed in the SEC Documents. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC of the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries relating to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act and, to the Company’s knowledge, the SEC has not issued any such order.

2.11    Intellectual Property Rights. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) the Company and its Subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted, (ii) the conduct of their respective businesses will not conflict in any respect with any such rights of others, and (iii) the Company and its Subsidiaries have not received any notice of any claim of infringement, misappropriation or conflict with any such rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how.

2.12    Placement Agent. The Company has taken no action that would give rise to any claim by any Person for brokerage commissions, placement agent’s fees or similar payments relating to this Agreement or the Transactions, except for dealings with the Placement Agent, whose commissions and fees will be paid by the Company.

2.13    Investment Company. The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

2.14    No Material Adverse Change. Since June 30, 2017, other than as disclosed in the Investor Presentation (as defined herein) with respect to the Community First Acquisition, and except as described or referred to in the SEC Documents and except for cash expenditures in the ordinary course of business, there has not been any change in the assets, business, properties, financial condition or results of operations of the Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect. Since June 30, 2017 and except as described or referred to in the SEC Documents, (i) there has not been any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, (ii) the Company has not sustained any material loss or interference with the Company’s business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, and (iii) other than as disclosed in the Investor Presentation with respect to the Community First Acquisition, there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of the Company’s Subsidiaries, whether or not in the ordinary course of business, which are material to the Company and the Company’s Subsidiaries, considered as one enterprise.

2.15    Nasdaq Capital Market. The Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”), and, to the Company’s knowledge, there are no proceedings to revoke or suspend such listing or the listing of the Shares. The Company is in compliance in all material respects with the requirements of Nasdaq for continued listing of the Common Stock thereon and any other Nasdaq listing and maintenance requirements.

2.16    Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the Transactions. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company) with respect to this Agreement and the Transactions and any advice given by any Purchaser or any of its respective representatives or agents to the Company in connection with this Agreement and the Transactions is merely incidental to such Purchaser’s purchase of the Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based on the independent evaluation of the Transactions by the Company and its representatives.

2.17    Accountants. Maggart & Associates, P.C., who will have expressed or will express, as the case may be, their opinion with respect to the audited financial statements and schedules to be included as a part of any Registration Statement prior to the filing of any such Registration Statement, are (i) independent accountants as required by the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board (“PCAOB”) and (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act. Maggart & Associates, P.C. is and at the time it audited and reviewed such financial statements was a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

2.18    Insurance. The Company and each of its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for a company (i) in the businesses and location in which the Company or such Subsidiary is engaged, (ii) with the resources of the Company or such Subsidiary, and (iii) at a similar stage of development as the Company or such Subsidiary. Neither the Company nor any such Subsidiary has received any written notice that the Company or such Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires. The Company believes it and each of its Subsidiaries will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

2.19    Labor Disputes. No material labor dispute with the employees of the Company or any of its Subsidiaries exists, or, to the knowledge of the Company, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any such Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

2.20    Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries, nor to the Company’s knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any such Subsidiary (i) used any corporate funds of the Company or any of its Subsidiaries to give, agree, offer or promise to give any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) directly or indirectly given, agreed, offered or promised to give any unlawful gift, contribution, payment, rebate, payoff, influence payment, bribe or kickback to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”), as amended, the UK Bribery Act 2010, laws enacted to comply with the UN Convention Against Corruption and the OECD Anti-Bribery Convention, or any other anti-corruption or anti-bribery law or requirement applicable to the Company and each of its Subsidiaries; (iv) directly, or indirectly through a third party, made, offered, paid, authorized, facilitated, or promised any payment, contribution, gift, entertainment, bribe, rebate, kickback, financial or other advantage, or anything else of value, regardless of form or amount, for the purpose of securing an improper advantage for the Company or any of its Subsidiaries; (v) established or maintained any unlawful fund of monies or other assets of the Company or any of its Subsidiaries; (vi) made any fraudulent entry on the books and records of the Company or any of its Subsidiaries; (vii) been under administrative, civil, or criminal investigation, indictment, suspension, debarment, or audit (other than a routine contract audit) by any party, in connection with alleged or possible violations of any law that prohibits bribery, corruption, fraud or other improper payments; or (viii) violated or is in violation of the Currency and Foreign Transactions Reporting Act, the USA PATRIOT Act, the money laundering laws of any jurisdiction and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any governmental or regulatory authority or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. The Company and each of its Subsidiaries and Affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

2.21    Private Placement. Neither the Company nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the offer and sale of the Shares under the Securities Act. Assuming the accuracy of the representations and warranties of the Purchasers contained in Article 3 hereof, the issuance of the Shares is exempt from registration under the Securities Act.

2.22    No Registration Rights. No Person has the right to (i) prohibit the Company from filing a Registration Statement or (ii) other than as disclosed in the SEC Documents, require the Company to register any securities for sale under the Securities Act by reason of the filing of a Registration Statement except in the case of clause (ii) for rights which have been properly waived. The granting and performance of the registration rights under this Agreement will not violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture, or instrument to which the Company is a party.

2.23    Taxes. The Company and its Subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except with respect to any taxes that are currently being contested in good faith and with respect to which appropriate reserves have been made in accordance with GAAP or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; the Company and its Subsidiaries have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which the above referenced returns apply; and except as otherwise disclosed in the SEC Documents, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets, except for tax deficiencies that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.24    Real and Personal Property. The Company has good and indefeasible title to, or has valid rights to lease or otherwise use, all material items of real and personal property owned or used by it, free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that do not materially interfere with the use or proposed use of such property by the Company. Any real property and buildings held under lease by the Company or any of its Subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or any such Subsidiary.

2.25    Application of Takeover Protections. The execution and delivery of this Agreement and the consummation of the Transactions will not impose any restriction on any Purchaser, or create in any party (including any current shareholder of the Company) any rights, under any share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti-takeover provisions under the Company’s Charter or the laws of its state of incorporation (other than those state antitakeover laws described in the Company’s registration statement on Form S-3 (No. 333-216660) under the heading “Description of Common Stock”).

2.26    No Manipulation of Stock. The Company has not taken, nor will it take, directly or indirectly any action designed to stabilize or manipulate the price of the Common Stock or any other security of the Company to facilitate the sale or resale of any of the Shares.

2.27    Related Party Transactions. Except with respect to transactions (i) that are not required to be disclosed and (ii) contemplated hereby to the extent an Affiliate of any director purchases Shares hereunder, all transactions that have occurred between or among the Company, on the one hand, and any of its officers or directors, or any Affiliate or Affiliates of any such officer or director, on the other hand, prior to the date hereof required to be disclosed by applicable SEC rules and regulations have been disclosed in the SEC Documents.

2.28    Use of Proceeds. The Company shall use the net proceeds of the sale of the Shares hereunder for general corporate purposes, including contributing capital to the Bank.

2.29    FINRA. All of the information provided to the Placement Agent or to counsel for the Placement Agent by the Company, its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Shares is true, complete, correct and compliant with FINRA’s rules, and any letters, filings or other supplemental information, if any, provided by or on behalf of the Company to the Financial Industry Regulatory Authority, Inc. (“FINRA”) pursuant to FINRA rules is true, complete and correct.

2.30    Environmental Laws. Neither the Company nor any of its Subsidiaries is in violation of any statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

2.31    ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company would reasonably be expected to have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Code, except for noncompliance that would not reasonably be expected to result in material liability to the Company or its Subsidiaries; (i) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption that could reasonably be expected to result in a material liability to the Company or its Subsidiaries; (ii) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that either has resulted, or could reasonably be expected to result, in material liability to the Company or its Subsidiaries; (iii) neither the Company nor any ERISA Affiliate (as defined below) has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to an employee benefit plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of an employee benefit plan subject to Title IV of ERISA (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA); and (iv) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan that could reasonably be expected to result in material liability to the Company or its Subsidiaries. “ERISA Affiliate” means, with respect to the Company, any member of any group of organizations described in Section 414 of the Code of which the Company is a member.

2.32    Anti-Money Laundering Laws. The operations of the Company and each of its Subsidiaries are, and have been conducted since April 1, 2015, in material compliance with applicable financial recordkeeping and reporting requirements of all Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.33    Sanctions. None of the Company, any of its Subsidiaries or any officer or director of either the Company or any such Subsidiary, nor, to the knowledge of the Company, after due inquiry, any agent, employee, Affiliate or any Person acting on behalf of the Company or any of its Subsidiaries is or has been (i) engaged in any services (including financial services), transfers of goods, software, or technology, or any other business activity related to (A) Cuba, Iran, North Korea, Sudan, Syria or the Crimea region of Ukraine claimed by Russia (“Sanctioned Countries”), (B) the government of any Sanctioned Country, (C) any person, entity or organization located in, resident in, formed under the laws of, or owned or controlled by the government of, any Sanctioned Country, or (D) any person, entity or organization made subject of any sanctions administered or enforced by the United States Government, including, without limitation, the list of Specially Designated Nationals of the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), or by the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”) and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any of its Subsidiaries, or any joint venture partner or other Person, for the purpose of financing the activities of or business with any Person, or in any country or territory, that currently is subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any Person (including any Person participating in the transaction whether as underwriter, advisor, investor or otherwise) of U.S. sanctions administered by OFAC; (ii) engaged in any transfers of goods, technologies or services (including financial services) that may assist the governments of Sanctioned Countries or facilitate money laundering or other activities proscribed by United States law; (iii) is a Person currently the subject of any Sanctions; or (iv) located, organized or resident in any Sanctioned Country.

2.34    Bank Holding Company Act. The Company is duly registered as a financial holding company under the Bank Holding Company Act of 1956, as amended, and meets in all material respects the applicable requirements for qualification as such. The activities of the Subsidiaries of the Company are permitted of subsidiaries of a financial holding company under applicable law and the rules and regulations of the Federal Reserve set forth in Title 12 of the Code of Federal Regulations. The Bank holds the requisite authority to do business as a state-chartered bank with banking powers under the laws of the State of Tennessee. The Bank has been duly chartered and is validly existing as a Tennessee-chartered commercial bank. The Bank is the only depository institution that is a Subsidiary of the Company and the Bank is a member in good standing of the Federal Home Loan Bank System. The activities of the Bank are permitted under the laws and regulations of its jurisdiction of organization.

2.35    Investor Presentation. The investor presentation dated August 2017 (the “Investor Presentation”) provided to the Purchaser pertaining to the proposed financial terms of Community First Acquisition does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they are made, subject to the forward-looking statements disclaimer and risks described therein.

2.36    Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

2.37    No Additional Agreements. Except for the Community First Acquisition and as described in the SEC Documents filed prior to the date of this Agreement, the Company has no agreements or understandings (including, without limitation, side letters) with any Purchaser or other Person to purchase shares of Common Stock on terms more favorable to such Person than as set forth herein.

ARTICLE 3

PURCHASER’S REPRESENTATIONS AND WARRANTIES

Each Purchaser represents and warrants to the Company and the Placement Agent, severally and not jointly, with respect to itself and its purchase hereunder, as of the date hereof and as of the Closing Date that:

3.1    Investment Purpose. The Purchaser is purchasing the number of Shares set forth opposite such Purchaser’s name on Exhibit A attached hereto for its own account and not with a present view toward the public sale or distribution thereof and has no intention of selling or distributing any of such Shares or any arrangement or understanding with any other Persons regarding the sale or distribution of such Shares except in accordance with the provisions of Article 6 or except as would not result in a violation of the Securities Act. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in accordance with the provisions of Article 6 or pursuant to and in accordance with the Securities Act.

3.2    Information. The Purchaser has been furnished with all materials that have been requested by the Purchaser and the Purchaser has had the opportunity to review the SEC Documents. The Purchaser has been afforded the opportunity to ask questions of, and request information from, management of the Company. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Documents and the Company’s representations and warranties contained in the Agreement.

3.3    Acknowledgement of Risk.

(a)    The Purchaser acknowledges and understands that its investment in the Shares involves a significant degree of risk, including, without limitation, (i) an investment in the Company is speculative, and only Purchasers who can afford the loss of their entire investment should consider investing in the Company and the Shares; (ii) the Purchaser may not be able to liquidate its investment; (iii) transferability of the Shares is extremely limited; and (iv) in the event of a disposition of the Shares, the Purchaser could sustain the loss of its entire investment. Such risks are more fully set forth in the SEC Documents;

(b)    The Purchaser is able to bear the economic risk of holding the Shares for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Shares;

(c)    The Purchaser has, in connection with the Purchaser’s decision to purchase Shares, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein, the Investor Presentation, and the information disclosed in the SEC Documents, and the Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Shares, relied solely upon the advice of such Purchaser’s own counsel and, except as explicitly provided for herein, has not relied upon or consulted any counsel to the Placement Agent or counsel to the Company; and

(d)    In addition to the foregoing, the Purchaser hereby acknowledges and understands that (i) the offering of the Shares pursuant hereto is not conditioned on the closing of the Community First Acquisition and that the closing of the Community First Acquisition remains subject to the satisfaction of numerous closing conditions, including without limitation, receipt of all required regulatory approvals from the Federal Reserve and the Tennessee Department of Financial Institutions; and (ii) the Company will have broad discretion in the use of proceeds from the sale of the Shares pursuant hereto and, if the Community First Acquisition is not consummated, the Company shall have no obligation to return the aggregate Purchase Price for the Shares to the Purchasers.

3.4    Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or an investment therein.

3.5    Transfer or Resale. The Purchaser understands that:

(a)    the Shares have not been and are not being registered under the Securities Act (other than as contemplated in Article 6) or any applicable state securities laws and, consequently, the Purchaser may have to bear the risk of owning the Shares for an indefinite period of time because the Shares may not be transferred unless (i) the resale of the Shares is registered pursuant to an effective registration statement under the Securities Act, as contemplated in Article 6; (ii) the Purchaser has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (iii) the Shares are sold or transferred pursuant to Rule 144; or (iv) the Shares are transferred to an Affiliate of the Purchaser and such Affiliate agrees to the same representations, warranties, covenants and other restrictions set forth herein;

(b)    any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

(c)    except as set forth in Article 6, neither the Company nor any other Person is under any obligation to register the resale of the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

3.6    Legends.

(a)    The Purchaser understands the certificates representing the Shares will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER APPLICABLE SECURITIES LAWS, UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT SUCH OPINION IS REQUIRED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT UNDER WHICH THE SHARES WERE ISSUED.

(b)    To the extent the resale of the Shares is registered under the Securities Act pursuant to an effective Registration Statement, the Company agrees to promptly (i) authorize the removal of the legend set forth in Section 3.6(a) and any other legend not required by applicable law from such Shares and (ii) cause its transfer agent to issue such Shares without such legends to the holders thereof by electronic delivery at the applicable balance account at the Depository Trust Company upon surrender of any stock certificates evidencing such Shares. With respect to any Shares for which restrictive legends are removed pursuant to this Section 3.6(b), the holder thereof agrees to only sell such Shares when and as permitted by the effective Registration Statement covering such resale and in accordance with applicable securities laws and regulations. Any fees (with respect to the Company’s transfer agent, counsel or otherwise) associated with the removal of such legend(s) shall be borne by the Company.

(c)    The Purchaser may request that the Company remove, and the Company agrees to authorize the removal of any legend from the Shares (i) following any sale of such Shares pursuant to Rule 144, or (ii) if such Shares are eligible for sale under Rule 144 following the expiration of the six-month holding requirement under subparagraphs (b)(1)(i) and (d) thereof. Following the time a legend is no longer required for the Shares under this Section 3.6(c), the Company will, no later than three Business Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Shares, deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends.

3.7    Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into this Agreement and to consummate the Transactions. The Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

3.8    Residency. Unless the Purchaser has otherwise notified the Company in writing, the Purchaser is a resident of, or organized under the laws of, the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

3.9    Acknowledgements Regarding Placement Agent.

(a)    The Purchaser acknowledges that the Placement Agent is acting as placement agent on a “best efforts” basis for the Shares being offered hereby and will be compensated by the Company for acting in such capacity. The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Shares by the Placement Agent or the Company (or an authorized agent or representative thereof) with whom the Purchaser entered into a verbal or written confidentiality agreement and (ii) no Shares were offered or sold to it by means of any form of general solicitation or general advertising as such terms are used in Regulation D of the Securities Act.

(b)    The Purchaser represents that it is making this investment based on the results of its own due diligence investigation of the Company, and has not relied on any information or advice furnished by or on behalf of the Placement Agent in connection with the Transactions. The Purchaser acknowledges that the Placement Agent has not made, and will not make, any representations and warranties with respect to the Company or the Transactions, and the Purchaser will not rely on any statements made by the Placement Agent, orally or in writing, to the contrary.

3.10    Accredited Investor. Purchaser is and will be on the Closing Date an institutional “accredited investor” as such term is defined in Rule 501(a) of Regulation D and as contemplated by subsections (1), (2), (3) and (7) of Rule 501(a) of Regulation D, and has no less than $5,000,000 in total assets.

3.11    No Regulatory Consents or Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any bank regulatory authority or other third party is required on the part of the Purchaser in connection with (i) the execution, delivery or performance by Purchaser of this Agreement or (ii) the consummation by Purchaser of the transactions contemplated hereby.

ARTICLE 4

COVENANTS

4.1    Reporting Status. The Company’s Common Stock is registered under Section 12 of the Exchange Act. From the date hereof to the end of the Registration Period, the Company will timely file all documents required to be filed under the Exchange Act and the rules and regulations thereunder with the SEC, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

4.2    Expenses. The Company and each Purchaser is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

4.3    Financial Information. The financial statements of the Company to be included in any documents filed with the SEC will be prepared in accordance with accounting principles generally accepted in the United States, consistently applied (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Reports on Form 10-Q), and will fairly present in all material respects the consolidated financial position of the Company and consolidated results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

4.4    Securities Laws Disclosure; Publicity. On or before 9:30 a.m., New York local time, on August 23, 2017, the Company shall issue a press release or a Current Report on Form 8-K announcing the signing of this Agreement and describing the terms of the Transactions and any other material, non-public information that the Company may have provided any Purchaser at any time prior to the filing of such press release or Form 8-K, including, without limitation, information regarding the Community First Acquisition. From and after the issuance of the press release or Form 8-K, no Purchaser shall be in possession of any material, non-public information received from the Company or any of its officers, directors, employees or agents, that is not disclosed in the press release or Form 8-K, including without limitation, information regarding the Community First Acquisition. The Company shall not publicly disclose the name of any Purchaser or its investment adviser, or include the name of any Purchaser or its investment adviser in any filing with the SEC (other than in a Registration Statement and any exhibits to filings made in respect of this transaction or, subject to review, and the consent of each Purchaser named herein (which shall not be unreasonably withheld or delayed) in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

4.5    Sales by Purchasers. Each Purchaser will sell any Shares held by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Purchaser will make any sale, transfer or other disposition of the Shares in violation of federal or state securities laws.

4.6    Listing. The Company shall, as promptly as possible following the issuance of the Shares, take such actions as are necessary (if any) under the rules and regulations of Nasdaq or such other securities exchange on which the Common Stock is listed to ensure that the Shares are authorized for trading on Nasdaq or such other securities exchange.

ARTICLE 5

CONDITIONS TO CLOSING

5.1    Conditions to Obligations of the Company. The Company’s obligation to complete the purchase and sale of the Shares and deliver stock certificate(s) to each Purchaser is subject to the waiver by the Company or fulfillment as of the Closing Date of the following conditions:

(a)    Receipt of Funds. The Company shall have received immediately available funds in the full amount of the Purchase Price for the Shares being purchased hereunder as set forth opposite such Purchaser’s name on Exhibit A hereto.

(b)    Representations and Warranties. The representations and warranties made by such Purchaser in Article 3 shall be true and correct in all material respects as of the Closing Date, except to the extent that such representations and warranties are qualified by the term “material,” or contain terms such as “Material Adverse Effect” in which case such representations and warranties (as so written, including the term “material” or “Material Adverse Effect”) shall be true and correct in all respects as of the Closing Date.

(c)    Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

(d)    Absence of Litigation. No proceeding challenging this Agreement or the Transactions, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(e)    No Governmental Prohibition. The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation.

5.2    Conditions to Purchasers’ Obligations at the Closing. Each Purchaser’s obligation to complete the purchase and sale of the Shares is subject to the waiver by such Purchaser or fulfillment as of the Closing Date of the following conditions:

(a)    Representations and Warranties. The representations and warranties made by the Company in Article 2 shall be true and correct in all material respects as of the Closing Date, except to the extent that such representations and warranties are qualified by the term “material,” or contain terms such as “Material Adverse Effect” in which case such representations and warranties (as so written, including the term “material” or “Material Adverse Effect”) shall be true and correct in all respects as of the Closing Date.

(b)    Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

(c)    Compliance Certificate. The Chief Executive Officer of the Company shall deliver to the Purchasers a certificate, dated as of the Closing Date, certifying that the conditions specified in Sections 5.2(a) and 5.2(b) have been fulfilled.

(d)    Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state or foreign or other jurisdiction for the offer and sale of the Shares.

(e)    Legal Opinion. The Company shall have delivered to such Purchaser an opinion, dated as of the Closing Date, from Butler Snow LLP, counsel to the Company, in substantially the form attached hereto as Exhibit B hereto.

(f)    Transfer Agent Instructions. If such Purchaser’s Shares are certificated, the Company shall have delivered to its transfer agent irrevocable instructions to issue to such Purchaser or in such nominee name(s) as designated by such Purchaser in writing one or more certificates representing such Shares, set forth opposite such Purchaser’s name on Exhibit A hereto. If such Shares are not certificated, such Purchaser shall have received a statement from the Company’s transfer agent evidencing the issuance of such Shares to such Purchaser on and as of the Closing Date.

(g)    Absence of Litigation. No proceeding challenging this Agreement or the Transactions, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(h)    No Governmental Prohibition. The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation.

ARTICLE 6

REGISTRATION RIGHTS

6.1    As soon as reasonably practicable, but in no event later than 25 days after the Closing Date (the “Filing Date”), the Company shall file a registration statement covering the resale of the Registrable Securities with the SEC for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders of a majority of the Registrable Securities may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 and the Company shall effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as promptly as possible after the filing thereof, but in any event prior to the date which is 45 days after the Closing Date in the event of no review by the SEC, or if earlier, five business days after a determination by the SEC that it will not review the Initial Registration Statement, or 120 days after the Closing Date in the event of a review by the SEC, or, if earlier, five business days following completion of any review by the SEC (such applicable deadline, the “Effectiveness Deadline”). For purposes of clarification, any failure by the Company to file the Initial Registration Statement by the Filing Date or to have such Registration Statement declared effective by the applicable Effectiveness Deadline, shall not otherwise relieve the Company of its obligations to file or effect the Initial Registration Statement as set forth above in this Section 6.1. In the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof, (ii) use its reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (iii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale the Registrable Securities as a secondary offering; provided, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use its reasonable efforts to file with the SEC, as promptly as allowed by the SEC, one or more registration statements on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”). Notwithstanding any other provision of this Agreement and subject to the payment of damages in Section 6.3, if the SEC limits the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), any required cutback of Registrable Securities shall be applied to the Purchasers pro rata in accordance with the number of such Registrable Securities sought to be included in such Registration Statement by reference to the amount of Registrable Securities set forth opposite such Purchaser’s name on Exhibit A (and in the case of a subsequent transfer, the initial Purchaser’s transferee) relative to the aggregate amount of all Registrable Securities. Not less than three Business Days prior to the filing of any Registration Statement, the Company shall provide, in accordance with Section 8.6, each Holder of Registrable Securities named therein a draft of such Registration Statement for such Holder’s review and comment, and shall not file such Registration Statement without the consent of such Holder, which consent shall not be unreasonably withheld or delayed; provided, that if such Holder unreasonably withholds or delays its consent to filing of the Registration Statement, the Company may file the Registration Statement and not include such Holder’s Shares in the Registration Statement and the Company shall not be deemed to be in a Registration Default with respect to such Holder. Notwithstanding anything contained herein to the contrary, if the Filing Date or Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Filing Date or Effectiveness Deadline, as applicable, shall be extended to the next Business Day on which the SEC is open for business.

6.2    All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 6.1 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

6.3    The Company further agrees that, in the event that (i) the Initial Registration Statement has not been filed with the SEC by the Filing Date, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, has not been declared effective by the SEC by the applicable Effectiveness Deadline, (iii) after such Registration Statement is declared effective by the SEC, (A) such Registration Statement is suspended by the Company or ceases to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the prospectus therein to resell such Registrable Securities, other than, in each case, within the time period(s) permitted by Section 6.7(b) or (iv) after the date six months following the Closing Date, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1), as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (each such event referred to in clauses (i), (ii), (iii) and (iv), (a “Registration Default,” and the date on which such Registration Default occurs being referred to as a “Default Date”)), for all or part of any 30-day period (each a “Penalty Period”) during which the Registration Default remains uncured (which initial 30-day period shall commence on the fifth Business Day after the Default Date if such Registration Default has not been cured by such date and a new Penalty Period shall commence on the first day following the expiration of a Penalty Period if the Registration Default has not been cured), the Company shall pay to each Purchaser (and in the case of a subsequent transfer, the initial Purchaser’s transferee) an amount in cash, as liquidated damages and not as a penalty, 0.5% of such Purchaser’s Purchase Price of his or her unregistered Shares for each Penalty Period during which the Registration Default remains uncured; provided, that in no event shall the Company be required hereunder to pay to any Purchaser pursuant to this Agreement more than 0.5% of such Purchaser’s Purchase Price of his or her securities in any Penalty Period and in no event shall the Company be required hereunder to pay to any Purchaser pursuant to this Agreement an aggregate amount that exceeds 5.0% of the Purchase Price paid by such Purchaser for such Purchaser’s Shares. The Company shall deliver said cash payment to the Holder by the fifth Business Day after the end of such Penalty Period. If the Company fails to pay said cash payment to the Holders in full by the fifth Business Day after the end of such Penalty Period, the Company will pay interest thereon at a rate of 10% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holders, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. Notwithstanding the foregoing, in the event a Registration Default occurs pursuant to clause (iii) hereof, the 0.5% of liquidated damages referred to above for any Penalty Period shall be reduced to equal the percentage determined by multiplying 0.5% by a fraction, the numerator of which shall be the number of Registrable Securities covered by the Registration Statement that is suspended by the Company or ceases to remain continuously effective as to all Registrable Securities for which it is required to be effective which are still Registrable Securities at such time and for which there is not otherwise an effective Registration Statement at such time and the denominator of which shall be the number of Registrable Securities at such time. With respect to each Holder, the Filing Date and the Effectiveness Deadline for a Registration Statement shall be extended without default or payment of the penalties set forth in this Section 6.3 in the event that the Company’s failure to file and/or obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Holder to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which case the Filing Date and the Effectiveness Deadline, as applicable, would be extended for such Holder only until five Business Days following the date of receipt by the Company of such requested information).

6.4    In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(a)    except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to a Holder, and to keep the applicable Registration Statement free of any material misstatements or omissions, until the earlier of the following: (i) the third anniversary of the Closing Date or (ii) the date all Shares held by such Holder may be sold under Rule 144 without being subject to any volume, manner of sale or publicly available information requirements. The period of time during which the Company is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period.”

(b)    advise the Holders within five Business Days (which notification shall not contain any material non-public information regarding the Company):

(i)    when a Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

(ii)    of any request by the SEC for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(iii)    of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(iv)     of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)    of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading;

(c)    use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(d)    if a Holder so requests in writing, promptly furnish to each such Holder, without charge, at least one copy of each Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and, if explicitly requested, all exhibits in the form filed with the SEC;

(e)    during the Registration Period, promptly deliver to each such Holder, without charge, as many copies of each prospectus included in a Registration Statement and any amendment or supplement thereto as such Holder may reasonably request in writing; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by a prospectus or any amendment or supplement thereto;

(f)    during the Registration Period, if a Holder so requests in writing, deliver to each Holder, without charge, (i) one copy of the following documents, other than those documents available via EDGAR: (A) its annual report to its shareholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing), (B) if not included in substance in its annual report to shareholders, its annual report on Form 10-K (or similar form), (C) its definitive proxy statement with respect to its annual meeting of shareholders, (D) each of its quarterly reports to its shareholders, and, if not included in substance in its quarterly reports to shareholders, its quarterly report on Form 10-Q (or similar form), and (E) a copy of each full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) if explicitly requested, all exhibits excluded by the parenthetical to the immediately preceding clause (E);

(g)    prior to any public offering of Registrable Securities pursuant to any Registration Statement, promptly take such actions as may be necessary to register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such United States jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by any such Registration Statement;

(h)    upon the occurrence of any event contemplated by Section 6.4(b)(v) above, except for such times as the Company is permitted hereunder to suspend the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(i)    otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the SEC which could affect the sale of the Registrable Securities;

(j)    use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which equity securities issued by the Company have been listed;

(k)    use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable the Holders to sell Registrable Securities under Rule 144; and

(l)    provide to each Holder and its representatives, if requested, the opportunity to conduct a reasonable inquiry of the Company’s financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part;

provided, that, in the case of clause (l) above, the Company shall not be required (A) to delay the filing of any Registration Statement or any amendment or supplement thereto as a result of any ongoing diligence inquiry by or on behalf of a Holder or to incorporate any comments to any Registration Statement or any amendment or supplement thereto by or on behalf of a Holder if such inquiry or comments would require a delay in the filing of such Registration Statement, amendment or supplement, as the case may be, or (B) to provide, and shall not provide, any Holder or its representatives with material, non-public information unless such Holder agrees to receive such information and enters into a written confidentiality agreement with the Company in a form reasonably acceptable to the Company.

6.5    The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 6.1 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

6.6    (a) To the extent permitted by law, the Company shall indemnify each Holder, each of its directors, officers, partners, members, managers and investment advisers and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration that has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, any amendment or supplement thereof, or other document incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated by the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder and each Person controlling such Holder, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided, that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in preparation of any Registration Statement, prospectus, amendment or supplement; provided further, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of such Holder to comply with its covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time any Registration Statement becomes effective or in an amended prospectus filed with the SEC pursuant to Rule 424(b) which meets the requirements of Section 10(a) of the Securities Act (each, a “Final Prospectus”), such indemnity shall not inure to the benefit of any such Holder or any such controlling Person, if a copy of a Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and a Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

(b)    Each Holder will severally, and not jointly, indemnify the Company, each of its directors and officers, and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, or any amendment or supplement thereof, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, and each Person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder expressly for use in preparation of any Registration Statement, prospectus, amendment or supplement; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of a prospectus was not made available to the Person asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and a Final Prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, a Holder’s aggregate liability pursuant to this subsection (b) and subsection (d) shall be limited to the net amount received by the Holder from the sale of the Registrable Securities.

(c)    Each party entitled to indemnification under this Section 6.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)    If the indemnification provided for in this Section 6.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

6.7    (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement and prospectus contemplated by Section 6.1 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(b)    Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to any Registration Statement and prospectus contemplated by Section 6.1 during no more than two periods of no more than 30 calendar days each during any 12-month period to the extent that the Board of Directors of the Company determines in good faith that the sale of Registrable Securities under any such Registration Statement would be reasonably likely to cause a violation of the Securities Act or Exchange Act.

(c)    As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing, including completing a Registration Statement Questionnaire in the form provided by the Company, or as shall be required in connection with any registration referred to in this Article 6. If any Holder fails to timely furnish the information required by the preceding sentence, the Company may file the Registration Statement and not include such Holder’s Shares in the Registration Statement and the Company shall not be deemed to be in a Registration Default with respect to such Holder. No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.

(d)    Each Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities pursuant to any Registration Statement without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.

(e)    At the end of the Registration Period the Holders shall discontinue sales of shares pursuant to any Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by any such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

(f)    Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to a Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

6.8    With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, so long as the Holders still own Registrable Securities, the Company shall use its reasonable best efforts to:

(a)    make and keep adequate, current public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

(b)    file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c)    so long as a Holder owns any Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

6.9    The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 6.1 may be assigned by a Holder in connection with a transfer by such Holder of all or a portion of its Registrable Securities; provided, that such transfer must be made at least ten days prior to the Filing Date and that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company at least ten days prior to the Filing Date; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 6.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

6.10    Prior to the time that Registration Statement(s) covering the resale of all Registrable Securities have been declared effective by the SEC, the Company shall not file with the SEC a registration statement under the Securities Act of any of its equity securities other than a registration statement required to be filed pursuant to this Agreement, a registration statement on Form S-8 or, in connection with an acquisition, an amendment to a previously-filed registration statement, or a registration statement on Form S-4; provided, that the foregoing restrictions in this Section 6.10 shall terminate upon such time as all of the Registrable Securities (i) have been publicly sold by the Holders or (ii) may be sold under Rule 144 during any 90-day period.

6.11    The rights of any Holder under any provision of this Article 6 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by such Holder.

ARTICLE 7

DEFINITIONS

7.1    “Agreement” has the meaning set forth in the preamble.

7.2    “Affiliate” means, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

7.3    “Bank” has the meaning set forth in Section 2.1(b).

7.4    “Business Day” means a day Monday through Friday on which banks are generally open for business in New York City.

7.5    “Bylaws” has the meaning set forth in Section 2.3.

7.6    “Charter” has the meaning set forth in Section 2.3.

7.7    “Closing” has the meaning set forth in Section 1.3.

7.8    “Closing Date” has the meaning set forth in Section 1.3.

7.9    “Common Stock” means the common stock, par value $1.00 per share, of the Company.

7.10    “Community First Acquisition” has the meaning set forth in Section 2.7.

7.11    “Company” has the meaning set forth in the preamble.

7.12    “Company Reports” has the meaning set forth in Section 2.5(c).

7.13    “CRA” has the meaning set forth in Section 2.5(a).

7.14    “Currency and Foreign Transactions Reporting Act” has the meaning set forth in Section 2.5(b).

7.15    “Environmental Laws” has the meaning set forth in Section 2.30.

7.16    “ERISA” has the meaning set forth in Section 2.31.

7.17    “Evaluation Date” has the meaning set forth in Section 2.8.

7.18    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

7.19    “FDIC” has the meaning set forth in Section 2.5(a).

7.20    “Federal Reserve” has the meaning set forth in Section 2.5(a).

7.21    “Filing Date” has the meaning set forth in Section 6.1.

7.22    “Final Prospectus” has the meaning set forth in Section 6.6(a).

7.23    “Financial Statements” means the financial statements of the Company included in the SEC Documents.

7.24    “FINRA” has the meaning set forth in Section 2.29.

7.25    “Holders” means any Person holding Registrable Securities or any Person to whom the rights under Article 6 have been transferred in accordance with Section 6.9 hereof.

7.26    “Indemnified Party” has the meaning set forth in Section 6.6(c).

7.27    “Indemnifying Party” has the meaning set forth in Section 6.6(c).

7.28    “Initial Registration Statement” has the meaning set forth in Section 6.1.

7.29    “Intellectual Property” has the meaning set forth in Section 2.11.

7.30    “Investment Company Act” has the meaning set forth in Section 2.13.

7.31    “Investor Presentation” has the meaning set forth in Section 2.35.

7.32    “Material Adverse Effect” means a material adverse effect on (a) the business, operations, assets, results of operations or financial condition of the Company, taken as a whole, or (b) the ability of the Company to perform its obligations pursuant to the Transactions.

7.33    “Material Agreements” has the meaning set forth in Section 2.7.

7.34    “Money Laundering Laws” has the meaning set forth in Section 2.20.

7.35    “Nasdaq” has the meaning set forth in Section 2.15.

7.36    “New Registration Statement” has the meaning set forth in Section 6.1.

7.37    “OFAC” has the meaning set forth in Section 2.33.

7.38    “Offering” means the private placement of the Company’s Shares contemplated by this Agreement.

7.39    “PCAOB” has the meaning set forth in Section 2.17.

7.40    “Penalty Period” has the meaning set forth in Section 6.3.

7.41    “Permits” has the meaning set forth in Section 2.6(d).

7.42    “Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

7.43    “Placement Agent” means Keefe, Bruyette & Woods, Inc.

7.44    “Purchase Price” has the meaning set forth in Section 1.1.

7.45    “Purchasers” mean the Purchasers whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

7.46    The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

7.47    “Registrable Securities” means the Shares; provided, that securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been disposed of pursuant to a registration statement declared effective by the SEC, (ii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale and (iii) are held by a Holder or a permitted transferee pursuant to Section 6.9.

7.48    “Registration Default” has the meaning set forth in Section 6.3.

7.49    “Registration Expenses” means all expenses incurred by the Company in complying with Section 6.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

7.50    “Registration Period” has the meaning set forth in Section 6.4(a).

7.51     “Registration Statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement, and any Remainder Registration Statements) and amendments and supplements to such Registration Statements, including post-effective amendments.

7.52    “Remainder Registration Statement” has the meaning set forth in Section 6.1.

7.53     “Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule.

7.54    “Rule 415” means Rule 415 promulgated under the Securities Act, or any successor rule.

7.55    “Sanctioned Countries” has the meaning set forth in Section 2.33.

7.56    “SEC” means the United States Securities and Exchange Commission.

7.57    “SEC Documents” has the meaning set forth in Section 2.7.

7.58    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

7.59    “Selling Expenses” means all selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

7.60    “Shares” has the meaning set forth in Section 1.1.

7.61    “Subsidiary” of any Person shall mean any corporation, partnership, limited liability company, joint venture or other legal entity of which such Person (either alone or through or together with any other subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

7.62    “Transactions” shall mean the transactions contemplated hereby (including the issuance and sale of the Shares) and shall not include the Community First Acquisition or any other transactions contemplated by the agreements entered into in connection with the Community First Acquisition

7.63    “USA PATRIOT Act” has the meaning set forth in Section 2.5(a).

ARTICLE 8

GOVERNING LAW; MISCELLANEOUS

8.1    Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

8.2    Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile or e-mail transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

8.3    Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

8.4    Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

8.5    Entire Agreement; Amendments. This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement. Any amendment or waiver by a party effected in accordance with this Section 8.5 shall be binding upon such party, including with respect to any Shares purchased under this Agreement at the time outstanding and held by such party (including securities into which such Shares are convertible and for which such Shares are exercisable) and each future holder of all such securities.

8.6    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The addresses for such communications are:

If to the Company:	Commerce Union Bancshares, Inc.
1736 Carothers Parkway
Suite 1100
Brentwood, Tennessee 37027
Attn: President/CEO

With a copy to (which copy shall not constitute notice):

Butler Snow LLP
150 3rd Avenue South
Suite 1600
Nashville, TN 37201
Attn: Beth Sims
Adam Smith
beth.sims@butlersnow.com
adam.smith@butlersnow.com

If to a Purchaser: To the address set forth immediately below such Purchaser’s name on the signature pages hereto. Each party will provide ten days’ advance written notice to the other parties of any change in its address.

8.7    Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers, and no Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except as permitted in accordance with Section 6.9 hereof.

8.8    Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns and the Placement Agent, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.9    Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the Transactions.

8.10    No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

8.11    Equitable Relief. The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Purchasers. The Company therefore agrees that the Purchasers are entitled to seek temporary and permanent injunctive relief in any such case. Each Purchaser also recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Company. Each Purchaser therefore agrees that the Company is entitled to seek temporary and permanent injunctive relief in any such case.

8.12    Survival of Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Purchasers shall survive for a period of one year following the date hereof.

8.13    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and none of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates with respect to such obligations or the Transactions. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

8.14    Termination. This Agreement shall terminate without any further action by any party hereto if the Closing does not occur on or prior to October 15, 2017.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed as of the date first above written.

Commerce Union Bancshares, Inc.

By:
Name:	DeVan D. Ard, Jr.
Title:	President and Chief Executive Officer and Chairman

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed as of the date first above written.

PURCHASER:

By:
Name:
Title:

Address:

Facsimile:

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

SCHEDULE OF PURCHASERS

Purchaser	Shares		Purchase Price
[ ]	[	]	$	[	]
[ ]	[	]	$	[	]
[ ]	[	]	$	[	]
[ ]	[	]	$	[	]
[ ]	[	]	$	[	]

Total	[	]	$	[	]